UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2006
Natural Resource Partners L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-31465 (Commission File Number)	35-2164875 (IRS Employer Identification No.)
601 Jefferson, Suite 3600
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 751-7507
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sale of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Contributing Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On December 19, 2006, Natural Resource Partners L.P. (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”) by and among the Partnership, WPP LLC, a wholly owned subsidiary of the Partnership (“WPP LLC”), and Dingess-Rum Properties, Inc. (“Dingess-Rum”) pursuant to which the Partnership, through WPP LLC, will acquire from Dingess-Rum approximately 92 million tons of coal reserves in West Virginia, as well as surface and timber on approximately 33,700 acres. In consideration therefor, Dingess-Rum will receive 2,400,000 common units representing limited partner interests in the Partnership.
     The transactions contemplated by the Contribution Agreement are expected to close in January 2007. The closing is subject to customary closing conditions, including the approval of the shareholders of Dingess-Rum.
     A copy of the Contribution Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release announcing the transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.02. Unregistered Sale of Equity Securities.
     As discussed above in Item 1.01 of this Current Report, the Partnership entered into the Contribution Agreement on December 19, 2006. Pursuant to the terms of the Contribution Agreement, the Partnership will issue 2,400,000 common units representing limited partner interests in the Partnership at the closing. The common units have been offered and will be issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
2.1	Contribution Agreement dated December 19, 2006 by and among Dingess-Rum Properties, Inc., Natural Resource Partners L.P. and WPP LLC.

99.1	Press Release dated December 19, 2006.

*	The Schedules to the Contribution Agreement have been omitted in reliance upon Item 601(b)(2) of Regulation S-K and will be furnished supplementally to the Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Resource Partners L.P.

By:	NRP (GP) LP,
its general partner

By:	GP Natural Resource Partners LLC,
its general partner

By:	/s/ Wyatt Hogan
Name: Wyatt Hogan
Title: Vice President and General Counsel
December 20, 2006

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
2.1	Contribution Agreement dated December 19, 2006 by and among Dingess-Rum Properties, Inc., Natural Resource Partners L.P. and WPP LLC.

99.1	Press Release dated December 19, 2006.

*	The Schedules to the Contribution Agreement have been omitted in reliance upon Item 601(b)(2) of Regulation S-K and will be furnished supplementally to the Commission upon request.